UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2026

Acumen Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40551	36-4108129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1210-1220 Washington Street, Suite 210 Newton, Massachusetts	02465
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 344-4190

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ABOS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 13, 2026, Acumen Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional accredited investors named therein (each, an “Investor” and collectively, the “Investors”), pursuant to which the Company agreed to sell to the Investors, in a private placement (the “Private Placement”), 10,833,331 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an offering price of $3.30 per Share. The gross proceeds of the Private Placement are expected to be approximately $35.75 million, before deducting applicable fees and other expenses.

The Private Placement is expected to close on March 16, 2026, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the Private Placement to primarily support its Enhanced Brain Delivery (EBD) program, including ongoing preclinical development work to support the nomination of a lead clinical candidate molecule, and for working capital and other general corporate purposes.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions. Pursuant to the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of shares of the Company’s securities for a period beginning on the date of the Purchase Agreement until the earlier of (i) the sixty days after the closing date of the Private Placement and (ii) the business day immediately following the date the resale registration statement filed pursuant to the Registration Rights Agreement (as defined below) becomes effective, subject to certain exceptions.

The Shares to be issued pursuant to the Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and will be issued pursuant to the exemption from registration provided for under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Investors. The Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Shares described herein.

Registration Rights Agreement

In connection with the Private Placement, the Company and the Investors entered into a Registration Rights Agreement, dated March 13, 2026 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares pursuant to a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) no later than two business days after the date on which the Company files with the SEC its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Company has agreed to use reasonable best efforts to cause the Registration Statement to be declared effective as soon as practicable, but in any event no later than the earlier of (i) the 75th calendar day following the initial filing of the Registration Statement if the SEC notifies the Company it will “review” the Registration Statement and (ii) the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review, and to keep the Registration Statement continuously effective from the date on which the SEC declares the Registration Statement to be effective until (i) the date on which the Investors shall have resold all the Registrable Securities (as such term is defined in the Registration Rights Agreement) covered thereby, and (ii) the date on which the Registrable Securities may be resold by the Investors without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144 as promulgated by the SEC under the Securities Act (“Rule 144”), without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect.

The Company has granted the Investors customary indemnification rights in connection with the Registration Rights Agreement. The Investors have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 7.01     Regulation FD Disclosure.

On March 16, 2026, the Company issued a press release announcing the Private Placement and certain preclinical data, including in vitro, in vivo and non-human primate study results, that support development candidates in the Company’s transferrin-receptor targeting EBD program. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 16, 2026, the Company posted an updated corporate presentation to its website at https://investors.acumenpharm.com/news-events/presentations, which the Company may use from time to time in communications or conferences. The corporate presentation was updated to include a summary of the preclinical non-human primate data from the Company’s EBD program. A copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing. The Company’s submission of this Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters, including the expected closing date of the Private Placement and the expected use of proceeds from the Private Placement. Each forward-looking statement contained in this Current Report on Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risk that the conditions to closing of the Private Placement are not satisfied; that the development and commercialization of our product candidates may take longer or cost more than planned, including as a result of conducting additional studies or our decisions regarding execution of such commercialization; that raising additional capital may cause dilution to our stockholders; that our product candidates may not receive regulatory approval, become commercially successful products, or result in new treatment options being offered to patients; and the risks identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and filed with the SEC, as well as the other information we file with the SEC. We caution investors not to place considerable reliance on the forward-looking statements contained in this presentation. You are encouraged to read our filings with the SEC for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	Form of Securities Purchase Agreement, dated March 13, 2026, by and among Acumen Pharmaceuticals, Inc. and the investors party thereto

10.2	Form of Registration Rights Agreement, dated March 13, 2026, by and among Acumen Pharmaceuticals, Inc. and the investors party thereto

99.1	Press release issued by Acumen Pharmaceuticals, Inc. on March 16, 2026, related to the Private Placement

99.2	Corporate Presentation, dated March 16, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted materials to the SEC or its staff upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acumen Pharmaceuticals, Inc.

Dated: March 16, 2026	By:	/s/ Derek Meisner
Derek Meisner Chief Legal Officer